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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                September 3, 1999



                             SUMMIT PROPERTIES INC.
             (Exact Name of Registrant as specified in its charter)



         MARYLAND                      1-12792                 56-1857807
(State or other jurisdiction      (Commission File          (I.R.S. Employer
     of incorporation)                 Number)             Identification No.)



             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
              (Address of principal executive offices and zip code)

                                 (704) 334-9905
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On September 3, 1999, Summit Properties Partnership, L.P. (the "Operating Partnership"), the entity through which Summit Properties Inc. (the "Company"), a Maryland corporation, conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets, completed a private placement of 2,200,000 of its 8.75% Series C Cumulative Redeemable Perpetual Preferred Units (the "Series C Preferred Units") to an institutional investor at a price of $25.00 per unit. The net proceeds of approximately $53.5 million were used to repay amounts outstanding under the Company's unsecured line of credit. In connection with such placement, the partnership agreement of the Operating Partnership was amended to provide for and to describe the rights of the holders of the Series C Preferred Units.

         Distributions on the Series C Preferred Units will be cumulative from the date of original issuance and payable quarterly on the last business day of each of March, June, and September and on December 21st of each year commencing September 30, 1999, at an annual rate of 8.75% on the $25.00 original capital contribution per unit. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Operating Partnership, the Series C Preferred Units will be entitled to a preferential distribution equal to the capital account attributable to such unit (initially $25.00 per unit), including an amount equal to all accumulated, accrued and unpaid distributions. With respect to payment of distributions and amounts upon liquidation, the Series C Preferred Units will rank senior to any junior units, including the Operating Partnership's common units of limited partnership interest and on a parity with its 8.95% Series B Cumulative Redeemable Perpetual Preferred Units.

         On and after September 3, 2004, the Operating Partnership may redeem the Series C Preferred Units at its option, for cash at a redemption price equal to the redeemed holder's capital account (initially $25.00 per unit), including an amount equal to all accumulated, accrued and unpaid distributions thereon to the date of redemption, which such redemption may be in whole, at any time, or in part, at any time that all accumulated and unpaid distributions have been paid on all Series C Preferred Units for all periods up to and including such date of redemption. The Series C Preferred Units are not subject to any mandatory redemption provisions. No sinking fund will be established for the retirement or redemption of the Series C Preferred Units.

         Holders of the Series C Preferred Units have the right to exchange Series C Preferred Units, in whole or in part (subject to certain exceptions and limitations), for shares of 8.75% Series C Cumulative Redeemable Preferred Stock of the Company (the "Series C Preferred Stock") on a one-for-one basis. The exchange right is exercisable, in minimum amounts of 550,000 units, at the option of the holders of the Series C Preferred Units (i) at any time on or after September 3, 2009, (ii) at any time if full quarterly distributions shall not have been timely made for six quarters, whether or not consecutive, (iii) upon the occurrence of certain specified events related to the federal income tax treatment of the Operating Partnership or the Series C Preferred Units for federal income tax purposes, or (iv) at any time that the institutional

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investor's holdings in the Operating Partnership exceed 18% of the total profits of or capital interests in the Operating Partnership for a taxable year.

         On September 3, 1999, the Company filed Articles Supplementary to its charter classifying and establishing a class of 2,200,000 shares of Series C Preferred Stock and describing such Series C Preferred Stock and the rights of the holders thereof. The Company's Board of Directors has reserved such Series C Preferred Stock for issuance upon exchange of Series C Preferred Units. In general, the distribution and liquidation preferences and other rights of holders of Series C Preferred Stock and the Company's right to redeem Series C Preferred Stock are substantially similar to the related distribution and liquidation preferences and other rights of holders of Series C Preferred Units and the Operating Partnership's right to redeem Series C Preferred Units, except as set forth below.

         Neither the Series C Preferred Units nor the Series C Preferred Stock are convertible into or exchangeable for any other securities, except that (i) Series C Preferred Units may be exchanged for Series C Preferred Stock as described above and (ii) Series C Preferred Stock may be converted automatically into shares of Excess Stock (a separate class of stock into which shares in excess of the Company's stock ownership limit are automatically convertible) in order to ensure that the Company remains a qualified REIT for federal income tax purposes.

         Except as otherwise required by law, holders of the Series C Preferred Units have only the following voting rights: so long as any Series C Preferred Units remain outstanding, the Operating Partnership may not, without the affirmative vote of the holders of at least two-thirds of the Series C Preferred Units outstanding, (i) authorize or create, or increase the authorized or issued amount of, any class or series of Operating Partnership units ranking senior to the Series C Preferred Units, (ii) issue any class or series of Operating Partnership units ranking on parity with the Series C Preferred Units to an affiliate of the Operating Partnership ("Partnership Affiliate"), reclassify any Operating Partnership unit held by a Partnership Affiliate into any such parity unit, or issue any security or obligation with the right to purchase any such parity unit to a Partnership Affiliate unless such units are issued either (x) in connection with the issuance of a corresponding class or series of preferred stock by the Company to parties who are not Partnership Affiliates or (y) under terms no more favorable to such Partnership Affiliate than those that would be offered in an arm's length transaction to an unrelated party in the good faith determination of the Board of Directors of the Company, (iii) either (a) consolidate, merge with or into, or transfer all or substantially all of its assets to another party, or (b) amend, alter or repeal provisions of the Operating Partnership's partnership agreement, in each case in a transaction or manner that would materially and adversely affect any power, special right, preference, privilege or voting power of the Series C Preferred Units or holders thereof, or (iv) enter into any contract, mortgage, loan or other agreement that
(a) prohibits or restricts a holder of Series C Preferred Units from exercising any rights it has to effect an exchange of Series C Preferred Units or (b) expressly prohibits the Company from making an offering of "capital stock" which the Company must make in order to satisfy an obligation to pay for Series C Preferred Units with respect to which a holder exercises an exchange right for which the Company would be required to deliver Excess Stock rather than Series C Preferred Stock except

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for agreements of the Company entered into with an underwriter in connection with an offering of securities or agreements of the Company entered into in connection with any proposed merger, consolidation, sale of assets or similar transaction; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Operating Partnership's assets as an entirety, so long as (l) the Operating Partnership is the surviving entity and the Series C Preferred Units remain outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series C Preferred Units for other interests in such entity having substantially the same terms and rights as the Series C Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Units or the parties holding such Series C Preferred Units; provided further that any increase in the amount of partnership interests or the creation or issuance of any other class or series of partnership interests or obligation or security convertible into or evidencing the right to purchase any such partnership interests, in each case ranking (y) junior to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (z) on a parity to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up shall (subject to certain exceptions) be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Units or the parties holding such Series C Preferred Units; and provided further, that any agreement pursuant to which a transaction that satisfies the conditions in either of the foregoing two provisos is to be effected shall be deemed not to be an agreement requiring consent under the foregoing clause (iv).

         In addition to the foregoing, holders of the Series C Preferred Stock outstanding and the Series C Preferred Units outstanding voting together as a single class shall have substantially similar voting rights to those outlined in the above paragraph with respect to changes made to the Company's amended and restated articles of incorporation.

         Holders of the Series C Preferred Stock will also have the following voting right: whenever (i) quarterly dividends in arrears (whether or not consecutive) on any Series C Preferred Stock and (ii) unpaid quarterly distributions attributable to Series C Preferred Units for which such Series C Preferred Stock were exchanged equals or exceeds six, the holders of the Series C Preferred Stock (voting separately as a class with all other series of stock which rank on a parity with the Series C Preferred Stock as to distributions and rights and upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of a total of two additional directors of the Company until all dividends accumulated on such Series C Preferred Stock have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.

         The Company has entered into a registration rights agreement for the benefit of any holders of the Series C Preferred Stock pursuant to which such holders will have certain

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registration rights (the "Registration Rights Agreement"). Under the
Registration Rights Agreement, the Company agreed that within 60 days after each date on which all or any portion of the Series C Preferred Units are exchanged for shares of Series C Preferred Stock (but no more than two occasions), it would (i) prepare and file with the Securities and Exchange Commission a "shelf" registration statement (a "Shelf Registration Statement") providing for the resale of all of the Series C Preferred Stock (the "Registrable Securities") held by such holders, (ii) use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective within 120 days after the date of such exchange, and (iii) use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective until the earliest of
(a) such time as all of the Registrable Securities have been sold pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act of 1933 and (b) the date on which all of the Registrable Securities may be sold (or could be sold in the absence of the holder's ownership of securities of the Company other than Registrable Securities) without volume restrictions in accordance with Rule 144 under the Securities Act of 1933. If the Company proposes to file a registration statement under the Securities Act of 1933 with respect to an offering by the Company solely for cash for its own account (subject to certain exceptions) or for the account of any of its respective security holders, then the Company may be required, under certain circumstances, to offer to certain holders of Registrable Securities the right to include their Registrable Securities in such registration statement and use its commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering in connection with such registration statement to permit the Registrable Securities requested to be included in such registration statement pursuant to the foregoing to be included (subject to a number of limitations) on the same terms and conditions as any similar securities of the Company included therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed to pay certain expenses of effecting the registration of the Series C Preferred Stock (excluding underwriting fees, discounts or commissions and transfer taxes, certain legal fees and other expenses incurred by the holders of the Registrable Securities). The Company also has agreed to indemnify (i) each holder of Registrable Securities and its officers, directors and agents and any person who controls any holder of Registrable Securities and (ii) any underwriter of Registrable Securities and any person who controls such underwriter, against certain losses, claims, damages, liabilities and expenses arising in connection with certain statements and omissions in any registration statement effected pursuant to the Registration Rights Agreement (a "Registration Statement"), subject to certain limitations. In addition, each holder of Registrable Securities has agreed to indemnify the Company, its directors, officers and agents, and any person who controls the Company against all losses, claims, damages, liabilities and expenses, subject to certain limitations, arising in connection with certain statements and omissions in Registration Statements insofar as such loss, claim, damage, liability or expense relates to written information furnished to the Company by such holder for use in the Registration Statement or prospectus or an amendment or supplement thereto.

         On September 7, 1999 the Company issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K.

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

The following exhibits are filed with this report.

         Number                     Description
         ------                     -----------

         3.1 Articles Supplementary, dated as of September 3, 1999, Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock for the 8.75% Series C Cumulative Redeemable Perpetual Preferred Stock of Summit Properties Inc. (Incorporated by reference to Exhibit 99.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on September 17, 1999, File No. 0-22411).

         10.1 Amendment, dated as of September 3, 1999, to Amended Agreement of Limited Partnership of Summit Properties Partnership, L.P., designating the 8.75% Series C Cumulative Redeemable Perpetual Preferred Units (Incorporated by reference to Exhibit 3.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on September 17, 1999, File No.
                                    0-22411).

         99.1 Press release announcing the private placement of 2,200,000 8.75% Series C Cumulative Redeemable Perpetual Preferred Units to an Institutional Investor, dated September 7, 1999 (Incorporated by reference to Exhibit 99.2 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on September 17, 1999, File No. 0-22411).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 17, 1999         SUMMIT PROPERTIES INC.



                                  By: /s/ Michael G. Malone
                                      ------------------------------------------
                                      Michael G. Malone
                                      Senior Vice President and General Counsel






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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

3.1 Articles Supplementary, dated as of September 3, 1999, Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock for the 8.75% Series C Cumulative Redeemable Perpetual Preferred Stock of Summit Properties Inc. (Incorporated by reference to Exhibit 99.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on September 17, 1999, File No. 0-22411).

10.1 Amendment, dated as of September 3, 1999, to Amended Agreement of Limited Partnership of Summit Properties Partnership, L.P., designating the 8.75% Series C Cumulative Redeemable Perpetual Preferred Units (Incorporated by reference to Exhibit 3.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on September 17, 1999, File No. 0-22411).

99.1 Press release announcing the private placement of 2,200,000 8.75% Series C Cumulative Redeemable Perpetual Preferred Units to an Institutional Investor, dated September 7, 1999 (Incorporated by reference to Exhibit 99.2 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on September 17, 1999, File No. 0-22411).









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